Exhibit 10

                          PLEDGE AND SECURITY AGREEMENT
                               (Seven & Flax-Flex)

This PLEDGE AND SECURITY AGREEMENT ~ Seven ~ Flax-Flex (this "Pledge") is made by and between (a) CHARLES C. SEVEN, an individual ("Seven"), and FLAX-FLEX FABRICATORS, LTD., a Gibraltar company ("Flax-Flex"), on the one hand (collectively, "Pledgors"), and (b) RONALD P. ROBERTSON, an individual, on the other hand ("Secured Party"), effective as of January 29, 2003 (the
                                                        -----------
"Effective  Date"),  based  on  the  following  recitals:

     A. Seven holds 1,000,000 shares of common stock of Thinka Weight-Loss Corporation, a Nevada corporation (the "Company"), and Flax-Flex holds 1,000,000 shares of the Company (collectively, the "Shares" and with respect to each Pledgor, its "Shares"), as evidenced by those certain share certificates issued by the Company to Pledgors (the "Certificates").

     B. Secured Party has executed and entered into that certain Put and Call Agreement, dated as of the Effective Date hereof (the "Put Agreement"). In connection therewith, Pledgors have executed that certain Indemnity Agreement, dated as of the Effective Date hereof (the "Indemnity Agreement"), pursuant to which Pledgors have agreed to assume full responsibility and to indemnify and save harmless Secured Party from and against all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every kind, nature and character, which Indemnitee may incur as a result of the obligations set forth in the Put Agreement pursuant to the terms and conditions set forth in the Indemnity Agreement.

     C. As required by the Indemnity Agreement, Pledgors have agreed to pledge to Secured Party their respective Shares and grant a security interest to Secured Party therein in order to secure Pledgors' performance of their obligations under the Indemnity Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     Security  Interest.
            ------------------

          1.1     Grant  of  Security  Interest.  Pledgors  hereby  pledge their
                  -----------------------------
respective Shares and hereby grant to Secured Party a present and continuing security interest in such Shares (including any and all distributions and proceeds thereof) to secure Pledgors' payment and performance of Pledgors' obligations arising under the Indemnity Agreement (the "Obligations"). Upon Secured Party's reasonable request, Pledgors shall complete, execute and file one or more Form UCC-1 financing statements to perfect the pledge hereunder.

          1.2     Acknowledgments.  Notwithstanding  any  provision  contained
                  ---------------
herein to the contrary, the parties hereto acknowledge that (a) if suit is brought by Secured Party to enforce Secured Party's rights under the Indemnity Agreement or this Pledge, any judgment obtained will be enforced only against the Shares and against the proceeds of sale or other disposition thereof, and not personally against any Pledgor, its heirs or assigns; and (b) pursuant to the Indemnity Agreement, either Pledgor may substitute its Shares pledged hereunder with other shares of common stock of the Company and, following such substitution of collateral, substitute a new indemnitor under the Indemnity Agreement and a new pledgor under this Pledge.

     2.     Pledgeholder.  Pledgors  and  Secured  Party  hereby jointly appoint
            ------------
Raymond A. Lee, Esq. of Lee & Goddard LLP to serve and act as pledgeholder ("Pledgeholder") and to hold and dispose of the Certificates in accordance with this Pledge. Pledgors hereby collaterally assigns to Pledgeholder the


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
Certificates without claim of right during the term of this Pledge. Upon execution of this Pledge, each Pledgor shall deliver its Certificate to Pledgeholder and shall also make, execute and deliver to Pledgeholder an assignment separate from certificate, endorsed in blank, permitting transfer of such Certificate to Pledgeholder or Pledgeholder's designee (each, an "Assignment"), in the form attached hereto as Exhibit "1."
                                                     -----------

          2.1     Liability  of  Pledgeholder.  Secured  Party  and  Pledgors
                  ---------------------------
acknowledge, understand and agree that Pledgeholder has accepted Pledgeholder's appointment under this Pledge and shall perform and satisfy Pledgeholder's duties, liabilities and obligations under this Pledge only as an accommodation to Secured Party and Pledgors. Secured Party and Pledgors, jointly and severally, hereby indemnify Pledgeholder and each representative of Pledgeholder and hereby agree to hold Pledgeholder and each such representative free and harmless from and to defend and protect Pledgeholder and such representative against any claim made, asserted or threatened against Pledgeholder or such representative (including any such claim made, asserted or threatened by either Secured Party or Pledgors or all of them), and any claim incurred by Pledgeholder or such representative, excluding, however, any claim arising from the gross negligence, willful misconduct, criminal conduct or intentionally tortious conduct of Pledgeholder or such representative.

          2.2     Proceeding.  Pledgeholder,  in Pledgeholder's sole discretion,
                  ----------
may commence any judicial proceeding necessary or appropriate to determining the respective rights of Secured Party or Pledgors under this Pledge or to interpreting or enforcing any term, condition or other provision of this Pledge. Secured Party and Pledgors shall jointly and severally be liable for any and all costs and expenses (including attorneys fees, expert witness fees, accounting fees and related costs) incurred by Pledgeholder in connection with such proceeding.

          2.3     Release  of  Escrowed  Documents.  Pledgeholder shall hold the
                  --------------------------------
Certificates and Assignments (collectively, the "Escrowed Documents") and shall release the Escrowed Documents in the following manner:

               (a)     To Pledgors.  If Pledgeholder receives an affidavit sworn
                       -----------
(or affirmed) by a Pledgor stating that all Obligations have been fully paid, performed and otherwise satisfied, then Pledgeholder shall forthwith deliver a copy of the affidavit to Secured Party. Upon the fifteenth (15th) day following delivery of such copy to Secured Party, Pledgeholder shall deliver the Escrowed Documents to such Pledgor, unless, on or before such fifteenth (15th) day, (a) Pledgeholder has been prohibited by order of a court of competent jurisdiction from delivering such Escrowed Documents to such Pledgor or (b) Pledgeholder has received notice from Secured Party objecting to such Pledgor's affidavit and stating with particularity those certain Obligations remaining unpaid, unperformed or otherwise unsatisfied.

               (b)     To  Secured Party.  If Pledgeholder receives an affidavit
                       -----------------
sworn (or affirmed) by Secured Party stating that any Pledgor is in "Default" (as defined in Section 7 below) and stating with particularity the nature of such Default, then Pledgeholder shall forthwith deliver a copy of the affidavit to Pledgors. Upon the fifteenth (15th) day following such delivery, Pledgeholder shall deliver the Escrowed Documents to Secured Party unless, on or before such fifteenth (15th) day, (a) Pledgeholder has been prohibited by order of a court of competent jurisdiction from delivering the Escrowed Documents or
(b) Pledgeholder has received notice from any Pledgor objecting to Secured Party's affidavit and stating with particularity the reasons for such objection.

          2.4     Conflict.  If  Pledgeholder  receives  conflicting  affidavits
                  --------
from Secured Party and Pledgors, then in Pledgeholder's reasonable discretion, Pledgeholder may refuse to deliver Escrowed Documents to either Secured Party or Pledgors and may interplead the Escrowed Documents with a court of competent


                                      -2-
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jurisdiction  and apply to such court for a determination of Secured Party's and
Pledgors' respective rights regarding the Escrowed Documents and for such other relief as Pledgeholder may be entitled under applicable law.

     3.     Secured  Party's Rights.  Upon any Default hereunder, Secured Party,
            -----------------------
without obligation to do so and without notice to or demand upon Pledgors, may take any action and make any expenditure, including attorneys fees, as Secured Party may deem necessary to protect its security interest in the Shares. Pledgors hereby agree to repay immediately and without demand all sums expended by Secured Party pursuant to the provisions of this Section, with interest from the date of expenditure at the maximum rate allowed by law.

     4.     Representations  and  Warranties  of  Pledgors.  Each Pledgor hereby
            ----------------------------------------------
represents and warrants to Secured Party the following, each of which shall be true, accurate and complete as of the Effective Date:

          4.1     No  Violation.  Neither  (a)  such  Pledgor's  grant  of  the
                  -------------
security interest in and pledge of its Shares to Secured Party nor (b) such Pledgor's payment, performance or satisfaction of any duty, liability or obligation under this Pledge shall result in any violation of, any breach of or any default under (1) any contract, agreement, covenant, indemnity, representation or warranty to which such Pledgor is a party or which is otherwise binding upon such Pledgor or which affects its Shares or (2) any order, decree, injunction, judgment or award which is binding upon such Pledgor or which affects its Shares.

          4.2     Consents.  No  consent,  approval  or  waiver of any person or
                  --------
entity is required in connection with the authorization, execution, delivery or performance of all obligations of such Pledgor under this Pledge.

          4.3     No  Prior  Sale.  Such Pledgor has not, prior to the Effective
                  ---------------
Date hereof, sold, assigned, conveyed, pledged, encumbered, or otherwise disposed of all or any portion of its right, title or interest in or to its Shares, and is hereby granting a security interest in and pledging its Shares to Secured Party free and clear of any and all claims, liens and encumbrances.

          4.4     No  Litigation.  There  are  no  actions,  suits, proceedings,
                  --------------
orders, decrees, judgments, investigations, or claims pending or, to such Pledgor's knowledge, threatened against or affecting such Pledgor, the Company, or its Shares which, if adversely determined, would materially and adversely affect such Pledgor or the Company, or such Pledgor's ability to perform its obligations under this Pledge, or for which Secured Party could become liable.

     5.     Pledgors' Covenants.  Except to the extent waived or consented to in
            -------------------
writing by Secured Party, each Pledgor agrees that, pending the payment, performance or satisfaction in full of all Obligations:

          5.1     No  Assignment.  Such  Pledgor shall not sell, assign, convey,
                  --------------
pledge, encumber, or otherwise dispose of all or any portion of its right, title or interest in or to its Shares without the prior written consent of Secured Party, which consent may be given or withheld in Secured Party's sole discretion. Such Pledgor shall maintain its right, title and interest in and to its Shares free and clear of all liens, encumbrances and claims.

          5.2     No  Default.  Such  Pledgor shall not do any act or omit to do
                  -----------
any act, or permit any act or omission which will cause a breach of any representation or warranty made in this Pledge.

     6.     Benefits  of  Shares.  So  long as Pledgors are not in Default under
            --------------------
this Pledge and subject to the covenants set forth in Section 5, all benefits of or otherwise related to the Shares shall inure to Pledgors and Pledgors may exercise any right, power, privilege, authority or remedy attendant the Shares, including without limitation, any and all management, approval, consent and voting rights and any and all rights to receive distributions related to or derived from the Shares. Upon or at any time after the occurrence of a Default under this Pledge, regardless of whether such Default has been cured, Secured Party, at Secured Party's sole option, may require the Company to remit all distributions relating to the Shares to Secured Party. Each Pledgor hereby authorizes and directs the Company, upon receipt of written notice from Secured Party that a Default has occurred under this Pledge, to remit any and all such distributions to Secured Party, at such address as Secured Party may direct, at such time and in such manner as such distributions would otherwise be remitted to such Pledgor. The Company and the constituent shareholders thereof shall be entitled to conclusively rely on such notice and remit all such distributions to Secured Party and shall have no liability to such Pledgor for any loss or damage such Pledgor may incur by reason of said reliance.

     7.     Default/Remedies.  Pledgors  shall be in Default of this Pledge upon
            ----------------
the occurrence of any of the following events (each, a "Default"): (a) Pledgors fail to pay, perform or satisfy any Obligation and, to the extent that such cure is reasonably susceptible to completion within fifteen (15) calendar days following Secured Party's delivery to Pledgors of notice thereof, Pledgors fail to cure such failure within such 15-day period; (b) any Pledgor admits in writing Pledgor's inability to pay such Pledgor's debts as such debts become due; makes a general assignment for the benefit of creditors; or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of debtors; or (c) any Pledgor fails to have dismissed or vacated within thirty (30) calendar days following the date of filing any involuntary petition filed against such Pledgor under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of debtors. Upon any Default hereunder, Secured Party, at its option, without demand upon or notice to such Pledgor, may do any one or more of the following, subject to the provisions of the Indemnity Agreement: (a) declare all Obligations secured hereby to be immediately due and payable; (b) dispose of the Shares in accordance with California Commercial Code Section 9610; (c) retain the Shares in accordance with California Commercial Code
Section  9620  and  Section 2 above in full satisfaction of the Obligations; and
(d) exercise any and all other rights and remedies provided a secured party under the California Commercial Code or any other applicable law. Subject to the provisions of the Indemnity Agreement and subject to Section 1.2 hereof, all rights and remedies set forth herein are cumulative and the exercise of one right or remedy shall not prevent Secured Party from exercising any other right or remedy provided herein or by law or at equity.

     8.     Attorneys  Fees.  In  the  event  of  any action by Secured Party to
            ---------------
collect upon or enforce the Obligations, Secured Party shall be entitled to collect from Pledgors and Pledgors shall pay to Secured Party any and all reasonable out-of-pocket costs and expenses, including accountants fees, expert witness fees and attorneys fees, actually incurred by Secured Party in such action, with or without the initiation of any judicial proceeding. All such costs and expenses shall be fully secured by this Pledge. In the event of any mediation, arbitration, administrative proceeding, investigative proceeding or judicial proceeding (each, a "Proceeding") to enforce or interpret any term, condition or other provision of this Pledge, the prevailing party in such Proceeding shall be entitled to recover any and all reasonable out-of-pocket attorneys fees, expert witness fees, accounting fees and related costs actually incurred by such prevailing party.

     9.     Further  Assurances.  Each  party  shall  sign any other and further
            -------------------
instruments and documents and shall take any other and further actions as might be necessary or proper in order to accomplish the intent and purposes of this Pledge.


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     10.     Notices.  All  notices  and  other  communications  under  or  in
             -------
connection with this Pledge shall be in writing and shall be deemed given (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being so mailed, or (c) if delivered by overnight courier, upon signature acknowledging receipt thereof, in each case to the parties at the address set forth on the signature page below.

     11.     General  Provisions.  Waiver  by  Secured  Party  of any Default or
             --------------------
breach contained in or secured by this Pledge shall not be construed as a waiver of any subsequent breach. This Pledge cannot be amended or terminated except in writing signed by all of the parties hereto. This Pledge shall be governed by and construed in accordance with the laws of the State of California. If any term of this Pledge is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect. This Pledge and all other documents and instruments executed in connection therewith comprise the entire agreement of the parties hereto and supersede any prior written or oral agreement between them concerning the subject matter contained herein. This Pledge may be signed in counterparts and each counterpart shall be deemed to be an original, and all of such counterparts shall together constitute one and the same Pledge.

                         [signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Pledge effective as of the date first above written.

"SECURED PARTY"

/s/ Ronald P. Robertson
----------------------------------
RONALD P. ROBERTSON, an individual

ADDRESS  FOR  NOTICE:
---------------------

----------------------------------

----------------------------------

----------------------------------



"PLEDGORS"


/s/ Charles C. Seven
----------------------------------
CHARLES C. SEVEN, an individual



FLAX-FLEX FABRICATORS, LTD., a Gibraltar company

By:    /s/ Dennis Klarin
   -----------------------
Name:  Dennis Klarin
     ---------------------
Title: Director
      --------------------


ADDRESS  FOR  NOTICE:
---------------------

----------------------------------

----------------------------------

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
                                   EXHIBIT "1"

                                   ASSIGNMENTS

                              (See attached pages)

                              STOCK TRANSFER POWER


     I, CHARLES C. SEVEN, hereby sell, assign, and transfer to ____________________ the following shares of common stock of THINKA WEIGHT-LOSS CORPORATION, a Nevada corporation (the "Corporation"), represented by the following certificate, standing in my name on the books of the Corporation, and do hereby irrevocably appoint the Secretary of the Corporation or the transfer agent to transfer such shares on the books of the Corporation in accordance with these instructions:

     Certificate  No.                     No. of Shares
     ----------------                     -------------

                                          1,000,0000
     ----------------


DATED:                                    /s/ Charles C. Seven
      -------------------                 -------------------------------
                                          CHARLES C. SEVEN, an individual

                              STOCK TRANSFER POWER


     The undersigned, FLAX-FLEX FABRICATORS, LTD., a Gibraltar company, hereby sells, assigns, and transfers to ____________________ the following shares of common stock of THINKA WEIGHT-LOSS CORPORATION, a Nevada corporation (the "Corporation"), represented by the following certificate, standing in the undersigned's name on the books of the Corporation, and does hereby irrevocably appoint the Secretary of the Corporation or the transfer agent to transfer such shares on the books of the Corporation in accordance with these instructions:

     Certificate  No.                    No. of Shares
     ----------------                    -------------

                                         1,000,0000
     ----------------




DATED:                                   FLAX-FLEX FABRICATORS, LTD.,
      ---------------------              a Gibraltar company

                                         By:    /s/ Dennis Klarin
                                            --------------------------
                                         Name:   Dennis Klarin
                                              ------------------------
                                         Title:  Director
                                               -----------------------